Film and Television Costs and Advances	12 Months Ended
Sep. 29, 2018
Disclosure Film And Television Costs [Abstract]
Film and Television Costs and Advances
Film and Television Costs and Advances
Film and television costs and advances are as follows:

	September 29, 2018	September 30, 2017
Theatrical film costs
Released, less amortization	$1,911	$1,658
Completed, not released	397	—
In-process	2,974	3,200
In development or pre-production	173	306
	5,455	5,164
Television costs
Released, less amortization	1,301	1,152
Completed, not released	462	472
In-process	420	364
In development or pre-production	2	53
	2,185	2,041
Television programming rights and advances	1,562	1,554
	9,202	8,759
Less current portion	1,314	1,278
Non-current portion	$7,888	$7,481

Based on the Company’s total gross revenue estimates as of September 29, 2018, approximately 78% of unamortized film and television costs for released productions (excluding amounts allocated to acquired film and television libraries) are expected to be amortized during the next three years. By the end of fiscal 2022, we will have reached on a cumulative basis over 80% amortization of the September 29, 2018 balance of unamortized film and television costs. Approximately $1.0 billion of accrued participation and residual liabilities will be paid in fiscal year 2019. The Company expects to amortize, based on current estimates, approximately $1.7 billion in capitalized completed film and television production costs during fiscal 2019.
At September 29, 2018, acquired film and television libraries have remaining unamortized costs of $160 million, which are generally being amortized straight-line over a weighted-average remaining period of approximately 13 years.